UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 6, 2012

GXS Worldwide, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-167650	35-2181508
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9711 Washingtonian Boulevard, Gaithersburg, MD	20878
(Address of principal executive offices)	(Zip Code)

301-340-4000
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

On June 6, 2012, in an action by written consent pursuant to Section 228 of the Delaware General Corporation Law, stockholders holding a majority of the outstanding shares of the common stock and the Series A Preferred Stock of GXS Group, Inc. (“GXS Group”) (each class together, and collectively on an as converted basis) approved, on the recommendation of the GXS Group board of directors, an amendment to the 2010 GXS Group Long-Term Incentive Plan (the “Plan”) to lower the exercise price of options granted under the Plan covering 8,944,416 Shares (as defined in the Plan), which were originally issued with an exercise price of $1.26 per Share, to $0.81 per Share.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GXS WORLDWIDE, INC.

June 12, 2012	By:	/s/ Richard B. Nash
	Name:	Richard B. Nash
	Title:	Senior Vice President, General Counsel and Secretary